EXHIBIT 99


                   TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE
                           BEGINNING JANUARY 29, 2002

                           Forward-Looking Statements
   Except for historical information discussed, the statements made today are forward looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.
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                                Company Overview

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                           Leading Healthcare Provider

o        Over 1,900 Facilities in all 50 States and Every Major Metropolitan
         Market
o        Largest Operator of:
         - Inpatient and Outpatient Rehabilitation Facilities
         - Freestanding Outpatient Surgery Centers
         - Freestanding Diagnostic Centers
o        Over $4.3 Billion in Revenue with $1.2 Billion EBITDA Run Rate

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                   Significant Presence in Every Major Market

[Graphic omitted]


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                           Leading Healthcare Provider

o        Strong Growth Potential
o        Up to 100,000 Patients Treated per Day
o        Approximately 85,000 Referring Physicians
o        Excellent Relationships with National and Regional Payors

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                                Leading Franchise
o        No One Can Duplicate What HRC Has Built Over the Last 18 Years
o        HRC is Dominant Player in Ambulatory Healthcare Delivery
o        HRC is Dominant Player in Freestanding Inpatient Rehabilitation Care
o        HRC Leads the Industry in All Core Business Lines

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                             HEALTHSOUTH Facilities
                                 by Product Line

                                                               Market
    Type                                 Facilities           Position
    ----                                 ----------           --------
    Outpatient Rehab                        1,435                #1
    Surgery Centers                           217                #1
    Diagnostic Centers                        137                #1
    Inpatient Rehab Facilities                122                #1

    As of 9/30/01

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                               Provider of Choice
o        Demographics Favor Outpatient Services Over Traditional Acute-Care
         Offerings
o Our Integrated Service Model Moves the Patient Through the System More Efficiently
o        HRC Is a Leader in Technological Advances


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                        Aggressively Market Our Services
o        Emphasize Superior Clinical Care
o        Stress Convenience of Ambulatory Setting
o        Benefit from Sports Affiliations and Other Branding Methods
o        Promote Private Pay Procedures (Plastics)
o        Leverage Nationwide Network

              Result: Greater Throughput for HRC and Physician Base


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                         Marketing the HEALTHSOUTH Brand
o        Unique National Presence
o Strong Brand Equity and Relationships with Leading Professional and Amateur Sports Organizations


         [Graphic omitted]



o        Low-Cost, Efficient Provider
o        Superior Clinical Outcomes with Exceptional Patient Satisfaction
o        Nationwide Credentialing Program

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                             HRC's Key Constituents
o        Patients
o        Physicians
o        Payors

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                           HRC Adds Value to Patients
o        Superior Clinical Care
o        Convenience of Ambulatory Setting
o        Pristine Facilities

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

                         Recognized Clinical Excellence

                           2002 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores

HRC Rehabilitation Hospitals                                    95
National Hospital Organizations                                 91

HRC Surgery Centers                                             95
HRC Diagnostic Centers                                          95
National Ambulatory Organizations                               93

Source:  2001 JCAHO Survey Results

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                                 Pristine Audit
o        Unannounced Audit of Every HEALTHSOUTH Facility
o        50 Point Checklist
o        Conducted by Ernst & Young
o        Overall Score of 98

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                                Inpatient Rehab:
                         Higher Acuity, Better Outcomes

[Graphic omitted - HRC Admission FIM Scores vs. National Average]

o        FIM Score Measures Level of Assistance Patient Requires (Acuity)
o HRC's Lower Admission Scores Indicate Sicker, More Medically Complex Patients than Other Rehab Facilities

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

                                Inpatient Rehab:
                         Higher Acuity, Better Outcomes
[Graphic omitted - HRC Discharge FIM Scores vs. National Average]

o HRC's Higher Discharge Scores Indicate Healthier, Less Medically Complex Patients than Other Rehab Facilities
o        HRC Consistently Shows Greater Patient Improvement

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                          HRC Adds Value to Physicians
o        Superior Clinical Care
o        Convenience of Ambulatory Setting
o        Dependable Block Times for Surgeons
o        Access to Additional Patient Volume
o        Ideal Platform for Introducing New Procedures and Technologies

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                            HRC Adds Value to Payors
o        Lower Cost Per Episode
o        Ambulatory Setting More Cost Efficient
    Procedure         HRC     Acute Care     Savings
    ---------       -------   ----------     -------
    Knee (ACL)      $1,607      $2,768         42%
    Shoulder        $2,259      $4,070         44%
    Nasal Septum    $1,111      $2,327         52%
o        National Provider Network
o        Electronic Claims Submission

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                                Business Overview

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

                    Substantial and Diversified Revenue Base

                        LTM TOTAL REVENUE: $4,342 MILLION

[Graphic omitted]


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                            Outpatient Rehabilitation

Services provided include rehabilitation programs for orthopaedic, sports and work-related injuries

o       Market Size = $10 Billion
o       Estimated Annual Industry Growth Rate of 5%
o       Payor Mix = 5% Medicare; 95% Non-Medicare
o       HEALTHSOUTH:
        -   #1 Market Share (10%)
        -   1,435 Outpatient Rehabilitation Centers in All 50 States and the UK


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                     Outpatient Rehabilitation: Focus Areas
o        Functional Capacity Evaluations (FCEs)
         -  Market Size of Approximately $800MM
o        Evaluate Fitness Center Pilot Programs
o        Increase Number of Referring Physicians from 85,000 to 100,000
o        Increase Number of Annual Referrals per Physician from 35 to 40
         -  Result: 33% Increase in New Patient Volume

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                               Outpatient Surgery

Provider of orthopaedic, plastic, ENT and other surgical procedures on an outpatient basis

o        Market Size = $7 Billion
o        Estimated Annual Industry Growth Rate of 7-9%
o        Payor Mix = 20% Medicare; 80% Non-Medicare
o        HEALTHSOUTH:
         -  #1 Market Share (16%)
         -  217 Surgery Centers in 38 States

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                         Outpatient Surgery: Focus Areas
o        Add Surgeons Through Partnership Syndications
         -  Added 550 New Surgical Partners to Date
         -  Same Store Volume Up 5 Consecutive Quarters
o        Ensure Maximum Utilization by Surgical Partners
o        Highlight Physicians through Various Media Outlets
o        Introduce New Technologies To Drive Volume
         -  Trivex (Varicose Veins)
         -  BEI (GYN Surgery)

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                               Diagnostic Imaging
Provider of imaging services, including magnetic resonance imaing (MRI), computerized tomography (CT), X-rays, ultrasounds, mammography and fluoroscopy

o        Market Size = $8 Billion
o        Estimated Annual Industry Growth Rate of 8-10%
o        Payor Mix = 15% Medicare; 85% Non-Medicare
o        HEALTHSOUTH:
         -  #1 Market Share (4%)
         -  137 Diagnostic Centers
         -  Ideal Strategic and Operational Fit with Other Business Lines
         -  Significant Cross-Referral Opportunities
         -  Completes Patient Care Cycle

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                            Inpatient Rehabilitation

Provider of rehabilitation services for orthopaedic conditions, strokes, brain and spinal cord injuries, neuromuscular disease and amputees

o        Market Size = 35,000 Beds and 450,000 Patients per Year
o        Estimated Annual Industry Growth Rate of 4-5%
o        Payor Mix = 70% Medicare; 30% Non-Medicare
o        HEALTHSOUTH:
         -  #1 Market Share
         -  60% of All Freestanding Inpatient Rehabilitation Facilities
         -  22% of All Inpatient Rehabilitation Beds
         -  122 Facilities with 7,755 Beds

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                           Realize the Benefits of PPS
o        Effective January 1, 2002
o Received Notification of Payment on First 142 Claims Submitted Under PPS for Aggregate Payment of $2.4MM
o        Payment was Identical to HRC's Expected Payment
o        Validates HRC's Analysis of Positive PPS Impact
o        Projected Contribution of at Least $0.07 to EPS in 2002

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                         JV and Strategic Relationships
Facility                                    City                     State
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Vanderbilt University Medical Center        Nashville                 TN
University of Missouri                      Columbia                  MO
Barnes Jewish Christian Health System       St. Louis                 MO
Univ. of Alabama-Birmingham                 Birmingham                AL
University of Virginia                      Charlottesville           VA
St. Barnabas                                Monmouth                  NJ
Deaconess Hospital                          Evansville                IN
University of Massachusetts                 Boston                    MA
Methodist Health System                     Memphis                   TN
Baptist Health System                       Knoxville                 TN

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                            Other Growth Initiatives
o        Clinical Trials
         -  Infrastructure in Place
         -  52 Trials Currently in Pipeline
o        New Medical Center
         -  State of the Art Design to Include Wireless Technologies
         -  Opening Early 2004 in Birmingham, AL
         -  Will Provide a New Prototype (with Potential for Expansion)
o        Evaluate Acquisition Opportunities
         -  Within Existing Lines of Business
         -  Complementary Ambulatory Businesses

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                               Financial Overview

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                                  Revenue Trend
           Excluding Occupational Medicine And Richmond Medical Center

[Graphic omitted]

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                                  EBITDA Trend

[Graphic omitted]

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                               EBITDA Margin Trend

[Graphic omitted]

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                                  2002 Guidance

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                                                      Year Ending
                                                       12/31/02
                                                       --------

Base Budgeted EPS                                       $  0.94
PPS Effect                                                +0.07
FAS 142                                                   +0.13
-------                                                  ------
TOTAL                                                   $  1.14
                                                         ------

          Represents 39% Increase over Consensus 2001 Estimates of $.82

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                               Operating Strategy
o        Increase Utilization of Existing Facilities (Minimal CapEx)
o        Focus on Key Markets
         -  Top Expansion Markets Identified
         -  Development Efforts Prioritized by Impact
         -  Become Leading Provider in These Markets
o        Strict Return Requirements (20% ROE Hurdle Rate)
o        Evaluate Strategic Growth Opportunities

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                                 Business Model

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[Several graphics slides omitted, illustrating "500 Sales and Marketing People",
"1,900 Administrators/Community Activists", "85,000 Referring Physicians",
"5,000 Athletic Trainers at Sporting Events", "4,600 Contracts with Payors", "Fitness Centers", "Onsite Industrial Clinics", "Consumer Magazines", "Consumer Marketing - Advertising Specific Programs", "Consumer Media - Specific HealthSouth Content"]


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                                   Case Study
                               Dr. John McWilliams
                                 Los Angeles, CA

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                                   Case Study
o Dr. McWilliams Increased His Cases in HRC Surgery Center from Average of 8 per Month to 16 Cases per Month After the Back to Health TV Story

[Graphic omitted]

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                                     Summary
o Leading Provider in Core Business Lines & One of the Largest Healthcare Providers in the US
o        Network of High-Quality, State-of-the-Art Facilities
o        Focused on Adding Value to Key Constituents
o        Expand HRC Customer Base with New Products and Services
o        Maintain Financial Discipline